Virtus Duff & Phelps Global Infrastructure Fund,

a series of Virtus Opportunities Trust

Supplement dated May 19, 2017 to the Summary Prospectus and the Virtus Opportunities Trust

Statutory Prospectus and Statement of Additional Information (“SAI”), each dated April 10, 2017, as supplemented

Important Notice to Investors

In anticipation of his retirement from Duff & Phelps Investment Management Co., Randle L. Smith will be no longer be a portfolio manager for the Virtus Duff & Phelps Global Infrastructure Fund effective June 30, 2017.  Accordingly, all references to Mr. Smith will be considered removed from the above referenced documents as of that date. Connie M. Luecke will continue to serve as the fund’s portfolio manager.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VOT 8020/GlobalInfrastructurePM (5/2017)